SECURITIES AND EXCHANGE COMMISSION

			   	WASHINGTON, D.C.   20549

					FORM 8-K

				     CURRENT REPORT

			Pursuant to Section 13 and 15(d) of the
			    Securities Exchange Act of 1934




Date of Report (date of earliest event reported):    May 23, 2002

			  ROCKY MOUNTAIN MINERALS, INC.
     ----------------------------------------------------------------------
		(Exact Name of Registrant as Specified in its Charter)

	Wyoming		          0-9060		83-0221102
------------------------     ------------------     ------------------------
(State or other jurisdiction  (Commission	     (I.R.S. Employer
    of incorporation)		 File No.)	      Identification No.)



	2480 North Tolemac
	Prescott, Arizona  				86305
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 (Address of Principal Executive Offices)	      (Zip Code)



Registrant's telephone number, including area code:	(928) 778-1450



				Not Applicable
	------------------------------------------------------------
		(Former Name, Former Address or Former Fiscal Year,
			If Changed From Last Report)



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ITEM 5.	OTHER EVENTS

	Rocky Mountain Minerals, Inc. ("RMMI") entered into an Option Agreement with Independent Milling, LLC of Anaconda, Montana ("Independent") to sell to Independent eleven (11) patented mining claims that RMMI owns in the Rochester Mining District, Madison County, Montana. Independent exercised the Option and has purchased the eleven patented mining claims. The claims comprise an area of approximately 122 acres and include the former Watseca Mine and mill site, mill tailings and associated mine sites.

	The transaction includes provisions whereby Independent shall assume obligations for taxes, royalties and other liabilities.

	RMMI owns an additional 320 acres in the Rochester Mining
District and this property is presently being brokered for sale.

	The consideration of $75,000 received by RMMI will be used to further the Company's investigation of oil and gas exploration opportunities in Australia and North America.






			SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				ROCKY MOUNTAIN MINERALS, INC.

Dated:	May 28, 2002		BY:	/s/	W. Ray Hill
				---------------------------------
				W. Ray Hill, President






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